ABSC OOMC 2006-HE5

Asset Backed Securities Portfolio Analysis

5,174 records

Balance: 1,024,183,061

All records

Selection Criteria: All records

Table of Contents

1. IO Loans

2. Low Bal

3. Coupon

4. Occupancy Status

5. Lien

6. Documentation

7. Property Type

1. IO Loans

												% Full	% Stated	% Lite	% No
IO Loans	Number of Loans	Balance	WA LTV	Min LTV	Max LTV	WA DTI	Min DTI	Max DTI	WA FICO	Min FICO	Max FICO	Documentation	Documentation	Documentation	Documentation
N	4,875	922,991,970.70	81.06	15.17	115.83	42.88	3.75	60	601	486	802	61.15	38.11	0.5	0.23
Y	299	101,191,089.95	80.39	23.56	100	43.99	5.49	59.75	639	576	746	58.88	40.29	0.82	0
Total:	5,174	1,024,183,060.65	81	15.17	115.83	42.99	3.75	60	605	486	802	60.93	38.33	0.53	0.21

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2. Low Bal

												% Full	% Stated	% Lite	% No
Low Bal	Number of Loans	Balance	WA LTV	Min LTV	Max LTV	WA DTI	Min DTI	Max DTI	WA FICO	Min FICO	Max FICO	Documentation	Documentation	Documentation	Documentation
< 50K	741	24,022,298.45	99.83	90.78	115.83	42.75	12.15	60	613	503	730	94.46	5.37	0.17	0
btw 50 - 100	902	67,233,702.39	84.95	16.67	100	39.93	8.12	60	602	500	734	80.48	19.05	0.25	0.22
Other	3,531	932,927,059.81	80.23	15.17	102.57	43.22	3.75	60	605	486	802	58.66	40.57	0.56	0.21
Total:	5,174	1,024,183,060.65	81	15.17	115.83	42.99	3.75	60	605	486	802	60.93	38.33	0.53	0.21

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3. Coupon

												% Full	% Stated	% Lite	% No
Coupon	Number of Loans	Balance	WA LTV	Min LTV	Max LTV	WA DTI	Min DTI	Max DTI	WA FICO	Min FICO	Max FICO	Documentation	Documentation	Documentation	Documentation
<= 7.999%	1,417	442,680,464.32	78.14	20	100	43.9	4.82	60	621	505	802	66.01	33.61	0.21	0.17
8.000% - 8.999%	1,186	277,039,605.27	81.16	15.17	102.57	42.68	8.17	60	604	503	786	55.13	44.12	0.64	0.11
9.000% - 9.999%	863	156,497,531.86	82.6	22.12	100	41.89	9.93	60	584	500	802	51.82	46.55	1	0.63
>= 10.000%	1,708	147,965,459.20	87.56	16.67	115.83	42.02	3.75	60	580	486	788	66.25	32.9	0.81	0.05
Total:	5,174	1,024,183,060.65	81	15.17	115.83	42.99	3.75	60	605	486	802	60.93	38.33	0.53	0.21

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4. Occupancy Status

												% Full	% Stated	% Lite	% No
Occupancy Status	Number of Loans	Balance	WA LTV	Min LTV	Max LTV	WA DTI	Min DTI	Max DTI	WA FICO	Min FICO	Max FICO	Documentation	Documentation	Documentation	Documentation
Owner	4,832	951,838,233.37	80.81	16.67	115.83	43.19	3.75	60	603	486	786	62.77	36.49	0.52	0.22
Non-Owner	288	55,235,983.75	83.48	15.17	100	39.3	5.2	60	633	514	802	36.95	62.14	0.91	0
Second Home	54	17,108,843.53	83.32	38.33	100	43.74	20.54	60	638	514	802	36.02	63.98	0	0
Total:	5,174	1,024,183,060.65	81	15.17	115.83	42.99	3.75	60	605	486	802	60.93	38.33	0.53	0.21

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5. Lien

												% Full	% Stated	% Lite	% No
Lien	Number of Loans	Balance	WA LTV	Min LTV	Max LTV	WA DTI	Min DTI	Max DTI	WA FICO	Min FICO	Max FICO	Documentation	Documentation	Documentation	Documentation
1	4,099	974,107,097.96	80.04	15.17	102.57	42.94	4.82	60	604	486	802	59.66	39.61	0.51	0.22
2	1,075	50,075,962.69	99.69	87.42	115.83	44.01	3.75	60	622	503	745	85.65	13.44	0.91	0
Total:	5,174	1,024,183,060.65	81	15.17	115.83	42.99	3.75	60	605	486	802	60.93	38.33	0.53	0.21

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6. Documentation

												% Full	% Stated	% Lite	% No
Documentation	Number of Loans	Balance	WA LTV	Min LTV	Max LTV	WA DTI	Min DTI	Max DTI	WA FICO	Min FICO	Max FICO	Documentation	Documentation	Documentation	Documentation
Full Documentation	3,713	624,033,811.28	82.91	16.67	115.83	43.76	3.75	60	600	486	802	100	0	0	0
Lite Documentation	21	5,460,695.00	81.89	50	100	41.09	26.88	53.51	617	500	734	0	0	100	0
No Documentation	9	2,139,070.00	83.35	75	85	0	0	0	663	648	703	0	0	0	100
Stated Documentation	1,431	392,549,484.37	77.94	15.17	102.57	41.8	8.17	59.65	613	500	788	0	100	0	0
Total:	5,174	1,024,183,060.65	81	15.17	115.83	42.99	3.75	60	605	486	802	60.93	38.33	0.53	0.21

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7. Property Type

												% Full	% Stated	% Lite	% No
Property Type	Number of Loans	Balance	WA LTV	Min LTV	Max LTV	WA DTI	Min DTI	Max DTI	WA FICO	Min FICO	Max FICO	Documentation	Documentation	Documentation	Documentation
2-4 family	301	84,775,262.46	78.4	15.17	100	42.89	10.48	60	616	505	783	41.06	57.37	1.26	0.31
Condo - 5 Stories & up	21	4,802,226.91	85.34	61.29	100	42.37	11.15	56.18	646	555	733	34.04	65.96	0	0
Condominium	252	43,343,990.97	82.86	32.61	100	42.8	8.12	60	617	500	802	58.28	41.09	0.28	0.36
PUD	496	115,599,322.81	82.55	39.49	100	43.85	13.53	60	608	500	746	66.38	32.44	0.91	0.27
Single Family	4,104	775,662,257.50	80.92	19.05	115.83	42.89	3.75	60	602	486	802	62.6	36.8	0.42	0.18
Total:	5,174	1,024,183,060.65	81	15.17	115.83	42.99	3.75	60	605	486	802	60.93	38.33	0.53	0.21

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Credit Suisse
11 Madison Avenue
New York, New York 10010
www.credit-suisse.com
6/15/2006 17:51

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of [ABSC - (333-127230)]. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale. This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein. The securities are being offered when, as and if issued. In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

ABSC OOMC 2006-HE5

Asset Backed Securities Portfolio Analysis

5,174 records

Balance: 1,024,183,061

All records

Selection Criteria: All records

Table of Contents

1. Top 5 States
2. Top 5 Property Types
3. Documentation
4. Purpose
5. Occupancy
6. Original prepayment

1. Top 5 States

Percentage
Top 5 States	By Balance
California	23.33%
Florida	11.73
Massachusetts	8.06
New York	8
Texas	4.64
Other	44.25
Total:	100.00%

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2. Top 5 Property Types

Percentage
Top 5 Property Types	By Balance
2-4 family	8.28%
Condo - 5 Stories & up	0.47
Condominium	4.23
PUD	11.29
Single Family	75.73
Total:	100.00%

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3. Documentation

Percentage
Documentation	By Balance
Full Documentation	60.93%
Stated Documentation	38.33
Lite Documentation	0.53
No Documentation	0.21
Total:	100.00%

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4. Purpose

Percentage
Purpose	By Balance
Cash Out	60.25%
Purchase	32.68
Rate and Term	7.07
Total:	100.00%

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5. Occupancy

Percentage
Occupancy	By Balance
Owner	92.94%
Non-Owner	5.39
Second Home	1.67
Total:	100.00%

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6. Original Prepayment Penalty Term

Percentage
Original Prepayment Penalty Term	By Balance
0	28.55%
12	9.46
24	56.85
30	0.02
36	5.12
Total:	100.00%

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Credit Suisse
11 Madison Avenue
New York, New York 10010
www.credit-suisse.com
6/15/2006 17:52

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of [ABSC - (333-127230)]. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale. This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein. The securities are being offered when, as and if issued. In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Top 10 Loans by Balance

Balance	State	Loan Type	LTV	DTI	FICO	Prop Type	Purpose	Occ Codes	Orig Prepay Penalty
2,171,000.00	FL	ARM 2/28-40YR Amortization	65	41.18297	632	SFR	CO	OO	24
1,481,250.00	CA	ARM 2/28-40YR Amortization	75	54.28883	651	SFR	CO	OO	24
1,400,000.00	CA	ARM 2/28- IO 5Yrs	66.67	40.4962	674	PUD	CO	OO	0
1,400,000.00	CA	ARM 2/28-40YR Amortization	59.57	45.41988	638	SFR	CO	OO	24
1,400,000.00	HI	ARM 2/28-40YR Amortization	52.83	49.71957	608	SFR	CO	OO	12
1,315,000.00	IL	ARM 2/28-40YR Amortization	64.15	39.70493	615	SFR	CO	OO	0
1,300,000.00	IL	ARM 2/28-40YR Amortization	59.09	35.37757	642	SFR	CO	OO	0
1,275,000.00	CA	ARM 2/28-40YR Amortization	78.7	54.36941	578	PUD	CO	OO	0
1,250,000.00	CA	ARM 2/28	71.43	42.53549	628	SFR	CO	OO	24
1,225,000.00	TX	ARM 2/28	70	55.4574	548	SFR	R&T	OO	0